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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 13, 2000

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                               UNITEL VIDEO, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-8654                       23-1713238
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(State or other jurisdiction    (Commission File              (I.R.S. Employer
     of incorporation)                Number)                Identification No.)

555 West 57th Street, New York, New York                             10019
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(Address of principal executive offices)                          (Zip Code)

                                  212-265-3600
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              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

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Item 5. Other Events

      On January 13, 2000, Unitel Video, Inc. (the "Company") filed an unaudited monthly operating report for the month ended November 30, 1999 with the United States Bankruptcy Court for the District of Delaware (the "Court"), in connection with the Company's and its domestic subsidiaries cases (the "Cases") under Chapter 11 of title 11 of the United States Code (Case No. 99-2979 (PJ)). The Company has included this report as an exhibit to this Form 8-K.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

      (a)   Financial statements of business acquired:

            Not applicable

      (b)   Pro forma financial information:

            Not applicable

      (c)   Exhibits:

            99.1: The Company's unaudited monthly operating report for the month ended November 30, 1999, filed with the Court on January 13, 2000 in connection with the Cases


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    UNITEL VIDEO, INC.


Date: January 31, 2000              BY: /s/ Ira Glazer
                                       ------------------------------------
                                       Ira Glazer
                                       Senior Vice President
                                       Getzler & Co., Inc.
                                          for Unitel Video, Inc.


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                                  EXHIBIT INDEX

EXHIBIT                   DESCRIPTION              SEQUENTIAL Page No.
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  99.1            The Company's unaudited                   4
                  monthly report for the
                  month ended November 30,
                  1999 filed with the Court
                  on January 13, 2000 in
                  connection with the Cases


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